BLACKROCK VARIABLE SERIES FUNDS, INC.

BlackRock Advantage U.S. Total Market V.I. Fund

(the “Fund”)

Supplement dated November 12, 2020 to the Summary Prospectus, the

Prospectus and the Statement of Additional Information (“SAI”) of the Fund, each dated May 1, 2020

On November 11, 2020, the Board of Directors (the “Board”) of BlackRock Variable Series Funds, Inc. approved certain changes to the Fund. In particular, the Board approved a change in the name of the Fund to “BlackRock Advantage SMID Cap V.I. Fund” and certain changes to the Fund’s benchmark index and investment strategies. These changes are expected to become effective on or about February 9, 2021.

Accordingly, effective on or about February 9, 2021, the following changes are made to the Fund’s Summary Prospectus, Prospectus and SAI, as applicable:

All references to “BlackRock Advantage U.S. Total Market V.I. Fund” are changed to “BlackRock Advantage SMID Cap V.I. Fund” to reflect the Fund’s new name.

The first two paragraphs of the section of the Summary Prospectus and Prospectus entitled “Key Facts About BlackRock Advantage U.S. Total Market V.I. Fund — Principal Investment Strategies of the Fund” and “Fund Overview — Key Facts About BlackRock Advantage U.S. Total Market V.I. Fund — Principal Investment Strategies of the Fund” are deleted in their entirety and replaced with the following:

Under normal circumstances, the Fund seeks to invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities of U.S. small and medium capitalization companies, and derivatives that have similar economic characteristics to such securities. The Fund primarily intends to invest in equity securities or other financial instruments that are components of, or have characteristics similar to, the securities included in the Russell 2500™ Index. The Russell 2500™ Index is an index that measures the performance of the small to mid-cap segment of the U.S. equity universe, commonly referred to as “smid” cap. The Russell 2500™ Index is a subset of the Russell 3000® Index. It includes approximately 2500 of the smallest securities based on a combination of their market cap and current index membership. The Fund may invest in issuers of any market capitalization. The equity securities in which the Fund invests primarily consist of common stock, but may also include preferred stock and convertible securities. From time to time, the Fund may invest in shares of companies through “new issues” or initial public offerings (“IPOs”).

The Fund may use derivatives, including options, futures, swaps (including, but not limited to, total return swaps that may be referred to as contracts for difference) and forward contracts, both to seek to increase the return of the Fund and to hedge (or protect) the value of its assets against adverse movements in interest rates and movements in the securities markets. In order to manage cash flows into or out of the Fund effectively, the Fund may buy and sell financial futures contracts or options on such contracts. Derivatives are financial instruments whose value is derived from another security, a currency or an index, including but not limited to the Russell 2500™ Index.

The following is added to the first paragraph of the section of the Summary Prospectus and Prospectus entitled “Key Facts About BlackRock Advantage U.S. Total Market V.I. Fund — Performance Information” and “Fund Overview — Key Facts About BlackRock Advantage U.S. Total Market V.I. Fund — Performance Information”:

Effective on or about February 9, 2021, in connection with the change of the investment strategies of the Fund, the Fund added the Russell 2500™ Index as the performance benchmark against which the Fund measures its performance and removed the Russell 3000® Index as the performance benchmark against which the Fund measures its performance.

The first two paragraphs of the section of the Prospectus entitled “Details About the Fund — How the Fund Invests — Principal Investment Strategies” are deleted in their entirety and replaced with the following:

Under normal circumstances, the Fund seeks to invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities of U.S. small and medium capitalization companies, and derivatives that have similar economic characteristics to such securities. The Fund primarily intends to invest in equity securities or other financial instruments that are components of, or have characteristics similar to, the securities included in the Russell 2500™ Index. The Russell 2500™ Index is an index that measures the performance of the small to mid-cap segment of the U.S. equity universe, commonly referred to as “smid” cap. The Russell 2500™ Index is a subset of the Russell 3000® Index. It includes approximately 2500 of the smallest securities based on a combination of their market cap and current index membership. The Fund may invest in issuers of any market capitalization. The equity securities in which the Fund invests primarily consist of common stock, but may also include preferred stock and convertible securities. From time to time, the Fund may invest in shares of companies through “new issues” or initial public offerings (“IPOs”).

The Fund may use derivatives, including options, futures, swaps (including, but not limited to, total return swaps that may be referred to as contracts for difference) and forward contracts, both to seek to increase the return of the Fund and to hedge (or protect) the value of its assets against adverse movements in interest rates and movements in the securities markets. In order to manage cash flows into or out of the Fund effectively, the Fund may buy and sell financial futures contracts or options on such contracts. Derivatives are financial instruments whose value is derived from another security, a currency or an index, including but not limited to the Russell 2500™ Index.

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Shareholders should retain this Supplement for future reference.

PRSAI-VARATM-1120SUP

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